Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[xxx] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Zenix Income Fund Inc.
(Name of Registrant as Specified in its Charter)

Marc Schuman
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No Filing Fee is required.
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1) Title of each class of securities to which the transaction applies:


	(2) Aggregate number of securities to which transactions applies:


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


	(4) Proposed maximum aggregate value of transaction:


	[   ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1) Amount previously paid:


	(2) Form, schedule or registration statement no.:


	(3) Filing party:


	(4) Date filed:



1 Set forth the amount on which the filing fee is calculated and state how it was determined.





                            ZENIX INCOME FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ----------------------

                       TO BE HELD ON JULY 24, 1998

                            ----------------------

To the Shareholders of Zenix Income Fund Inc.:

  The Annual Meeting of Shareholders of Zenix Income Fund Inc. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, 22nd Floor, New York, New York at 9:00 a.m. on July 24, 1998 for the following purposes:

    1. To elect six Directors to the Board of Directors (PROPOSAL 1);

    2. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Fund for the current fiscal year of the Fund (PROPOSAL 2);

    3. To approve or disapprove the amendment and reclassification as non-fundamental of the Fund's fundamental policy regarding investments in restricted and illiquid securities (PROPOSAL 3);

    4. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

  The close of business on May 20, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                          By Order of the Board of Directors,

                                          Christina T. Sydor
                                          Secretary

May 27, 1998

                            ----------------------

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
  3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                          VALID SIGNATURE
                        ------------                          ---------------
CORPORATE ACCOUNTS
 (1) ABC Corp. ............................................ ABC Corp.
 (2) ABC Corp. ............................................ John Doe, Treasurer
 (3) ABC Corp.
          c/o John Doe, Treasurer.......................... John Doe
 (4) ABC Corp. Profit Sharing Plan......................... John Doe, Trustee
TRUST ACCOUNTS
 (1) ABC Trust............................................. Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee
          u/t/d 12/28/78................................... Jane B. Doe
CUSTODIAN OR ESTATE ACCOUNTS
 (1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA.................... John B. Smith
 (2) Estate of John B. Smith............................... John B. Smith, Jr.,
                                                            Executor

                            ZENIX INCOME FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013
                                1-800-451-2010

                            ----------------------

                        ANNUAL MEETING OF SHAREHOLDERS

                              JULY 24, 1998

                            ----------------------

                                PROXY STATEMENT

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Zenix Income Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the Fund's executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on July 24, 1998, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

  The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund, Smith Barney Inc. ("Smith Barney"), and/or First Data Investor Services Group ("First Data"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and the Fund's investment adviser, Mutual Management Corp. ("MMC") (formerly Smith Barney Mutual Funds Management Inc.), are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

  The Annual Report of the Fund, including audited financial statements for the fiscal year ended March 31, 1998, accompanies this proxy statement in its distribution to shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about
May 27, 1998. The Fund will provide additional copies of the Annual Report to any shareholder upon request by calling the Fund at 1-800-451-2010.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on such Proposals. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (a) 67% of the Fund's Shares present at the Meeting if the holders of more than 50% of the Shares of the Fund then outstanding are present in person or by proxy or (b) more than 50% of the Fund's outstanding Shares. Abstentions and broker non-votes would have the same effect as votes "against" Proposal 3. "Shares" is defined on page 3. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

  In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors will be considered: the nature of the proposals that are subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in-person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

  The Board knows of no business other than that specifically mentioned in the Notice of Meeting that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  The Board has fixed the close of business on May 20, 1998 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date are entitled to vote on each proposal (to the extent specified below in each proposal) with no cumulative voting rights.

  The Fund has two classes of shares: common shares which have a par value of $.01 per share (the "Common Shares"), and cumulative preferred shares, which have a par value of $.01 per share and a liquidation preference in the amount of $1,000 per share (the "Preferred Shares", and collectively with the Common Shares, the "Shares"). On the Record Date, there were 15,239,476.311
Common Shares and 30,000 Preferred Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

  At the close of business on the Record Date, the Fund had outstanding 15,239,476.311 Common Shares, of which 13,453,544 or 88.28% were held in accounts of, but not beneficially owned by CEDE & Co., as nominee for the Depository Trust Company, Box 20 Bowling Green Station, New York, New York 10004-9998. At the close of business on the Record Date, the Fund had outstanding 30,000 Preferred Shares, of which 100% were held in accounts of, but not beneficially owned by, CEDE & Co., as nominee for the Depository Trust Company, Box 20 Bowling Green Station, New York,
New York 10004-cluding any "group" as that term is used in
Section 13(d) of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"))to the knowledge of the Board, owned beneficially more than 5% of the outstanding Common Shares or Preferred Shares of the Fund. As of the Record Date, the officers and Board Members of the Fund, in the aggregate, beneficially owned less than 1% of the outstanding
Common Shares or Preferred Shares of the Fund.

  In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on July 24, 1998. All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                  PROPOSAL 1
                    TO ELECT SIX (6) DIRECTORS OF THE FUND

  The first proposal to be considered at the Meeting is the election of six
(6) Directors of the Fund.

  Under the terms of the Fund's Charter, the holders of Preferred Shares are entitled as a class, to the exclusion of the holders of Common Shares, to elect two Directors of the Fund. William R. Hutchinson and Robert A. Frankel have been nominated by the Fund's Board of Directors for election by holders of Preferred Shares ("Preferred Directors"). The Fund's Charter further provides that the holders of the Fund's Common Shares are entitled as a class, to the exclusion of holders of Preferred Shares, to elect two Directors of the Fund. Martin Brody and Dwight B. Crane have been nominated by the Fund's Board of Directors for election by holders of the Fund's Common Shares ("Common Directors"). The Fund's Charter provides that the remaining nominees, Heath B. McLendon and Allan J. Bloostein, shall be elected by holders of Common and Preferred Shares voting together as a single class.

  The Board of Directors of the Fund knows of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain information concerning the nominees is set forth below. All the individuals listed are currently Directors of the Fund. Any Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk (*).

                  PERSONS NOMINATED FOR ELECTION AS DIRECTORS

 NAME, AGE, PRINCIPAL OCCUPATION   SERVED AS                   NUMBER OF
  AND OTHER BUSINESS EXPERIENCE    A DIRECTOR             SHARES BENEFICIALLY
   DURING THE PAST FIVE YEARS        SINCE      CLASS   OWNED AS OF MAY 20, 1998
---------------------------------  ----------   -----   ------------------------
Allan J. Bloostein, age 68            1992    Common &            None
Consultant, formerly Vice                     Preferred
Chairman of the Board of May
Department Stores Company;
Director of Crystals Brands,
Inc., Melville Corp.,
R.G. Barry Corp. and Hechinger
Co.
Martin Brody, age 76                  1988     Common           107,013
Consultant, HMK Associates, a                                (less than 1%)
financial consulting firm;
retired Vice Chairman of the
Board of Directors of Restaurant
Associates Corp.; Director of
Jaclyn, Inc., an apparel
manufacturer
Dwight B. Crane, age 60               1988     Common             950
Professor, Graduate School of                                (less than 1%)
Business Administration,
Harvard University; Director of
Peer Review Analysis, Inc.
Robert A. Frankel, age 71             1994    Preferred           269
Managing Partner of Robert A.                                (less than 1%)
Frankel Management Consultants;
formerly Corporate Vice President
of The Readers Digest Assoc. Inc.
William R. Hutchinson, age 55         1995    Preferred           None
Vice President Financial
Operations AMOCO Corporation;
Director of Associated Bank since
1981; Director of Associated
Banc-Corp since 1994
Heath B. McLendon*, age 65            1988    Common &           19,978
Managing Director of Smith                    Preferred      (less than 1%)
Barney; Chairman of Smith Barney
Strategy Advisers Inc. and
President and Director of MMC and
Travelers Investment Advisor,
Inc. ("TIA"); Chairman or Co-
Chairman of 58 investment
companies associated with Salomon
Smith Barney Holdings Inc.; prior
to July 1993, Senior Executive
Vice President of Shearson Lehman
Brothers Inc., and Vice Chairman
of the Board of Shearson Asset
Management.

-----------

* Denotes a director who is an "Interested Person" of the Fund, as defined in the 1940 Act.

  Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, persons who beneficially own more than ten percent of the Fund's Common Shares, and certain other entities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that during its fiscal year ended March 31, 1998, all filing requirements applicable to such persons were complied with.

  The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act (the "Independent Directors"), which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors. The audit committee held one meeting during the Fund's last fiscal year.

  During the Fund's last fiscal year, five meetings of the Board of Directors of the Fund were held, four of which were regular meetings. Dwight B. Crane and Martin Brody attended less than 75% of such meetings held in the last fiscal year.

  Only the Independent Directors receive remuneration from the Fund for acting as a Director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $35,000 were paid to such Directors by the Fund during the fiscal year ended March 31, 1998. Fees for Independent Directors are set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephone conference call. Officers of the Fund are compensated by Smith Barney.

  The following table shows the compensation paid by the Fund to each person who served as a Director during the Fund's last fiscal year:

                                                                    TOTAL
                                    PENSION OR                    NUMBER OF
                                    RETIREMENT        TOTAL       FUNDS FOR
                     AGGREGATE   BENEFITS ACCRUED COMPENSATION  WHICH DIRECTOR
                    COMPENSATION    AS PART OF    FROM FUND AND SERVES WITHIN
  NAME OF PERSON     FROM FUND    FUND EXPENSES   FUND COMPLEX   FUND COMPLEX
  --------------    ------------ ---------------- ------------- --------------
Martin Brody           $6,100            0          $113,264          19
Dwight B. Crane        $6,500            0          $130,050          22
Allan J. Bloostein     $7,100            0          $ 85,850           8
Robert A. Frankel      $7,000            0          $ 65,900           8
William R.
 Hutchinson            $6,600            0          $ 36,350           6
Heath B. McLendon*          0            0                 0          58

-----------

* Designates a director who is an "interested person" of the Fund.

  Upon attainment of age 80 Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, aggregate compensation paid by the Fund to Directors Emeritus totalled $3,350.

  The following is a list of the current executive officers of the Fund, all of whom have been elected by the Directors to serve until their respective successors are elected:

                                                     PRINCIPAL OCCUPATIONS AND
                                 POSITION                OTHER AFFILIATIONS
     NAME AND AGE          (YEAR FIRST ELECTED)      DURING THE PAST FIVE YEARS
     ------------          --------------------      --------------------------
Heath B. McLendon, 64   Chief Executive Officer,   (see table of Directors
                         President and                  above)
                        Chairman of the Board (1988)

Lewis E. Daidone, 40    Senior Vice President and     Managing Director of
                        Treasurer (1994)               Smith Barney; Chief
                                                       Financial Officer,
                                                       Director and Senior
                                                       Vice President of MMC
                                                       and TIA.
John C. Bianchi, 42     Vice President and            Managing Director of
                        Investment Officer (1993)      Smith Barney;
                                                       Investment Officer;
                                                       prior to July 1993,
                                                       Managing Director of
                                                       Shearson Lehman
                                                       Advisors.
Christina T. Sydor, 47  Secretary (1994)              Managing Director of
                                                       Smith Barney; General
                                                       Counsel and Secretary
                                                       of MMC and TIA.

  The principal business address of Mr. McLendon, Mr. Bianchi, Mr. Daidone and Ms. Sydor is 388 Greenwich Street, New York, New York 10013.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD. Proposal 1 requires for approval the affirmative vote of a plurality of votes cast at the Meeting with a quorum present, in person or by proxy, by the shareholders of the Fund voting on the matter.

                                  PROPOSAL 2
RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS
                   FOR THE FUND FOR THE CURRENT FISCAL YEAR

  KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Fund for the fiscal year ending March 31, 1999 by a majority of the Independent Directors by a vote cast in person subject to ratification by the shareholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the Fund, other investment companies associated with Smith Barney and for Travelers Group Inc. ("Travelers"), the ultimate parent company of Smith Barney and MMC. KPMG has no direct or material indirect financial interest in the Fund, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

  If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have representatives of KPMG present at the Meeting who will respond to appropriate questions and who will have an opportunity to make a statement.

  The affirmative vote of a majority of all Shares present and voting at the Meeting is required to ratify the selection of KPMG.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                                PROPOSAL 3

  TO APPROVE OR DISAPPROVE THE AMENDMENT AND RECLASSIFICATION AS NON-FUNDAMENTAL OF THE FUND'S FUNDAMENTAL POLICY REGARDING INVESTMENTS IN RESTRICTED AND ILLIQUID SECURITIES.

  The Fund has a fundamental policy which currently imposes a limit of 20% of the Fund's assets for investments in restricted and/or illiquid securities. When a policy is "fundamental", it may not be changed without the approval
Of the Fund's shareholders. This policy is not required to be fundamental under the 1940 Act and, additionally, is considered overly restrictive in the current regulatory and market environment.

  If approved by shareholders, this policy would be reclassified as non-fundamental, and a new non-fundamental policy would provide that the Fund could not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

  In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the capital formation process, the Securities and Exchange Commission (the "SEC") has advanced rule and legislative proposals designed to facilitate efficient trading among institutional investors. The most important of these, Rule 144A under the Securities Act of 1933, as amended, contemplates a broad institutional trading market for securities subject to restriction on resale to the general public. As this institutional market has developed, the Fund has been constrained by its investment restriction even though the institutional restricted securities market provides a sufficiently liquid market and readily ascertainable market values for such securities. In order to take advantage of these regulatory initiatives and the increasingly liquid institutional trading markets, the Board recommends that the Fund reclassify as non-fundamental its policy regarding investments in illiquid securities and limit illiquid investments to not more than 15% of its net assets. Under this new policy, restricted securities that have been determined by the Board, or under the Board's oversight, to be liquid may be purchased without limitation. Only securities deemed to be illiquid would be subject to the 15% restriction. Of course, securities initially determined to be liquid could become illiquid due to a change in circumstances, and the more illiquid the Fund's portfolio becomes the harder it may be to raise cash or have funds available for new investment opportunities. However, the Fund is a closed-end fund. Unlike open-end mutual funds, it does not need to maintain a sufficiently liquid portfolio to enable it to meet redemption requests.

  If this proposal is approved by shareholders, the specific types of restricted securities that may be deemed to be liquid will be determined by the Board in a manner consistent with current regulatory positions of the SEC and its staff. The Board has adopted guidelines and delegated to management the daily function of determining and monitoring the liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. By making the Fund's policy on illiquid securities non-fundamental, the Fund will be able to respond more rapidly to regulatory and market developments because a shareholder vote will not be required to redefine the types of securities that are deemed illiquid. Set forth below is the non-fundamental policy that will be adopted if this proposal is approved by shareholders of the Fund:

  [The Fund will not] purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

  The Board has considered various factors and believes that approval of the new investment policy, as stated above, is currently, in the best interest of the Fund and its shareholders. Of course, the Board would have the authority to increase the permissible level of illiquid investments, or otherwise change this policy, if it deems it to be appropriate to do so in the future. If this proposal is not approved by the Shareholders of the Fund, the Fund's current fundamental investment policy will remain in effect. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" within the meaning of the 1940 Act, as described on page 2 above.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT AND RECLASSIFICATION OF THE FUND'S FUNDAMENTAL POLICY AS DESCRIBED ABOVE.

                              OTHER MATTERS

  The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

  All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                      DEADLINE FOR SHAREHOLDER PROPOSALS

  Shareholders proposals intended to be presented at the 1999 Annual Meeting of the Shareholders of the Fund must be received by January 6, 1999 to be considered at this meeting.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                       By Order of the Board of Directors

                                       Christina T. Sydor
                                       Secretary

May 27, 1998

ZENIX INCOME FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of Common Stock of Zenix Income Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and Marc Schuman attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Zenix Income Fund Inc. to be held at the offices of the Fund, 388 Greenwich Street, New York, New York on July 24, 1998 at 9:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated May 27, 1998 and hereby instructs said attorneys and proxies to vote said shares as indicated herein.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.    SEE REVERSE SIDE


X  Please vote as in this example
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF COMMON DIRECTORS			FOR   	WITHHELD
	Nominees:  Allan J. Bloostein, Martin Brody
                                 Dwight B. Crane and Heath B. McLendon
___________________________________________________________________________
 For all nominees except as noted above

2.To ratify the selection of KPMG Peat Marwick LLP as	FOR  	AGAINST  ABSTAIN
	independent auditors for the Fund.

3.To approve or disapprove the
amendment and reclassification
as non-fundamental of the
Fund's fundamental policy regarding investments FOR  	AGAINST  ABSTAIN
in restricted and illiquid securities.



 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this
Proxy. If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor,
administrator,
trustee, guardian or corporate officer, please give your full title.

		Signature: _________________________________________ Date:
		Signature: 						 Date:


ZENIX INCOME FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of Preferred Stock of Zenix Income Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and Marc Schuman attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Zenix Income Fund Inc. to be held at the offices of the Fund, 388 Greenwich Street, New York, New York on July 24, 1998 at
9:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated May 27, 1998 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.    SEE REVERSE SIDE


X  Please vote as in this example
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF PREFERRED DIRECTORS			FOR   	WITHHELD
	Nominees:  Allan J. Bloostein, Robert Frankel
                          William R. Hutchinson and Heath B. McLendon
___________________________________________________________________________
 For all nominees except as noted above

2.To ratify the selection of KPMG Peat Marwick LLP as	FOR  	AGAINST  ABSTAIN
	independent auditors for the Fund.

3.To approve or disapprove the amendment			FOR	AGAINST	ABSTAIN
and the reclassification as
non-fundamental of the Fund's fundamental policy
regarding investments in restricted and
illiquid securities.


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